UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report: July 16, 2008
(Date of earliest event reported)
IDEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-10235	36-3555336
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
630 Dundee Road
Northbrook, Illinois 60062
(Address of principal executive offices, including zip code)
(847) 498-7070
(Registrant’s telephone number, including area code)
     Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	– Results of Operations and Financial Condition.
On July 21, 2008, IDEX Corporation issued a press release announcing financial results for the second quarter ended June 30, 2008.
A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information contained in Item 2.02 of this Current Report on Form 8-K (including the press release) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information contained in Item 2.02 of this Current Report on Form 8-K (including the press release) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 2.05	– Costs Associated with Exit or Disposal Activities.
On July 16, 2008, IDEX Corporation initiated procedures to cease manufacturing operations at the Dispensing segment’s Milan, Italy facility. The European operational footprint consolidation is consistent with management’s capacity utilization strategy for the Dispensing segment and is expected to generate approximately $3 to $4 million of annual savings beginning in 2009. The consolidation relating to the Milan, Italy facility is expected to be substantially complete by the end of the fourth quarter of 2008.
The estimated exit costs range between approximately $5 million and $6 million before income taxes and are expected to be offset by a gain on the divestiture of the facility. Of the estimated exit costs, approximately 90% are cash costs including employee severance payments and moving costs, while the remaining non-cash costs are primarily asset write-downs. Due to uncertainty in the timing of the facility divestiture, formalization of specific severance plans and identification of assets that will be moved or disposed, the breakdown of the expected costs to be incurred between the quarter ending September 30, 2008 and the quarter ending December 31, 2008 is not feasible at this time.
This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks, uncertainties and reflect the company’s judgment as of the date of this report. Forward-looking statements include, but are not limited to, statements concerning future changes in operations, operating income or gross margin improvements, capital and other expenditures, consolidation costs and cost savings and management’s plans, projections and objectives for future operations and performance. Forward-looking statements may involve risks and uncertainties that could cause actual results to differ materially from predicted or expected results.

Item 9.01	– Financial Statements and Exhibits.
(d)	Exhibits

99.1	Press release dated July 21, 2008, issued by IDEX Corporation

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDEX CORPORATION
By:	/s/ Dominic A. Romeo
Dominic A. Romeo
Vice President and Chief Financial Officer

July 22, 2008

Exhibit Index

Exhibit
Number	Description

99.1	Second quarter 2008 earnings release dated July 21, 2008